Axogen Reports Preliminary Unaudited Revenue for Fourth Quarter and Full-Year 2023 ALACHUA, FL and TAMPA, FL, Jan. 4, 2024 - Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, today announced preliminary unaudited fourth quarter and full-year 2023 revenue. Preliminary Unaudited Fourth Quarter and Year-End Performance and Business Highlights • Fourth quarter revenue is expected to be approximately $42.7 million, which represents an 18% increase over the fourth-quarter of 2022 driven by solid performance across the product portfolio. • Full-year 2023 revenue is expected to be approximately $158.8 million, which represents a 15% increase over the full-year of 2022. This growth is attributed to the effective implementation of sales strategies and the performance of our diverse product portfolio including the launch of Axoguard HA+ Nerve ProtectorTM, mirroring the positive trends observed in our fourth-quarter results. • Revenue from Core Accounts for the full-year 2023 is expected to represent approximately 65% of revenue. We ended the fourth quarter with Core Accounts at 375, an increase of 13% over prior year, indicating solid growth and strengthened relationships within this important customer base. • At the end of the fourth quarter, our team demonstrated efficient sales growth with 116 direct sales representatives, compared to the 115 representatives recorded as of December 31, 2022. • In 2023, we achieved a significant milestone by surpassing 100,000 Avance® Nerve Graft implants since its launch. This achievement reflects the growing trust and preference for Avance in the healthcare community. • We continue our commitment to drive innovation by the introduction of Axoguard HA+ Nerve ProtectorTM and the strategic roll-out in Q2 of 2024 of Avive+ Soft Tissue MatrixTM, a resorbable nerve protection product that provides temporary protection and tissue separation during the critical phase of healing for nerve injuries. This application was previously addressed by Avive Soft Tissue membrane. These initiatives reflect our ongoing dedication to advancing our product offerings and enhancing value for our patients and stakeholders. "We are pleased with our fourth-quarter and full-year 2023 performance. Growth in the quarter was driven by improved commercial execution across our products and their applications,” commented Karen

Zaderej, Axogen's Chairman, CEO, and President. “As we enter 2024, we continue to fortify our foundation by driving innovation in nerve protection with the planned market expansion for Axoguard HA+TM, the roll-out for Avive+TM, and our BLA submission for Avance, which remains on track for the end of the first half of 2024. In 2024, we look forward to continuing to enhance patients’ quality of life with our product portfolio and delivering value for our stakeholders through our drive toward being cash flow positive and profitable.” Updated 2023 Financial Guidance The Company now expects full-year 2023 revenue to be at the high end of the $154 million to $159 million guidance range provided earlier in the year. This represents annual growth of approximately 15%. The Company continues to believe that gross margin for the full year 2023 will be approximately 80%. The results disclosed in this press release are preliminary and unaudited. The Company expects to report full, audited results for the fourth quarter and year ended December 31, 2023, on March 5, 2024. The company’s updated corporate presentation is available through the investors page on www.axogeninc.com. About Axogen Axogen (AXGN) is the leading Company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain. Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products that are used across two primary application categories: scheduled, non-trauma procedures and emergent trauma procedures. Scheduled procedures are generally characterized as those where a patient is seeking relief from conditions caused by a nerve defect or surgical procedure. These procedures include providing sensation for women seeking breast reconstruction following a mastectomy, nerve reconstruction following the surgical removal of painful neuromas, oral and maxillofacial procedures, and nerve decompression. Emergent procedures are generally characterized as procedures resulting from injuries that initially present in an ER. These procedures are typically referred to and completed by a specialist either immediately or within a few days following the initial injury. Axogen’s product portfolio includes Avance® nerve graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; Axoguard HA+ Nerve Protector™, a porcine submucosa ECM base layer coated with a proprietary hyaluronate-alginate gel, a next-generation technology designed to enhance nerve gliding and provide short- and long-term protection for peripheral nerve injuries; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries. Cautionary Statements Concerning Forward-Looking Statements This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include statements regarding our preliminary, unaudited fourth quarter and full year 2023 performance, the timing of the introduction of the Axoguard HA+ Nerve Protector, timing of the submission of the BLA, development and market launch timetable for Avive+, as well as statements under the subheading "Updated 2023 Financial Guidance." Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, potential disruptions caused by leadership transitions, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, APC transition timing and expense, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, recent geopolitical conflicts in the Middle East, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year and Part II, Item 1A., “Risk Factors,” for our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. For more information, visit www.axogeninc.com Contact: Axogen, Inc. Harold D. Tamayo, VP of Finance and Investor Relations htamayo@axogeninc.com